Exhibit 99.1
Investor Relations Contact: Mike Saviage Adobe Systems Incorporated 408-536-4416 ir@adobe.com

Public Relations Contact: Holly Campbell Adobe Systems Incorporated 408-536-6401 campbell@adobe.com

Adobe Systems Reports First Quarter Results

Company Readies for Biggest Product Launch in its History

SAN JOSE, Calif. — March 20, 2007 — Adobe Systems Incorporated (Nasdaq:ADBE) today reported financial results for its first quarter ended March 2, 2007.

In the first quarter of fiscal 2007, Adobe achieved revenue of $649.4 million, compared to $655.5 million reported for the first quarter of fiscal 2006 and $682.2 million reported in the fourth quarter of fiscal 2006.  Adobe’s first quarter revenue target range was $640 to $670 million.

“Q1 was a solid quarter for Adobe, as we came in at the high end of our earnings target range and were within our targeted range for revenue,” said Bruce Chizen, chief executive officer of Adobe. “As Adobe prepares for the biggest product launch in our history, we are excited about our opportunities and bullish about our prospects for another year of strong performance.”

GAAP Results

Adobe’s GAAP diluted earnings per share for the first quarter of fiscal 2007 were $0.24, based on 604.2 million weighted average shares. This compares with GAAP diluted earnings per share of $0.17 reported in the first quarter of fiscal 2006, based on 621.8 million weighted average shares, and GAAP diluted earnings per share of $0.30 reported in the fourth quarter of fiscal 2006, based on 602.2 million weighted average shares. Adobe’s first quarter of fiscal 2007 GAAP earnings per share target range was
$0.17 to $0.20.

GAAP operating income was $146.3 million in the first quarter of fiscal 2007, compared to $130.0 million in the first quarter of fiscal 2006 and $163.4 million in the fourth quarter of fiscal 2006.  As a percent of revenue, GAAP operating income in the first quarter of fiscal 2007 was 22.5 percent, compared to 19.8 percent in the first quarter of fiscal 2006 and 23.9 percent in the fourth quarter of fiscal 2006.

GAAP net income was $143.9 million for the first quarter of fiscal 2007, compared to $105.1 million reported in the first quarter of fiscal 2006, and $183.2 million in the fourth quarter of fiscal 2006.

Non-GAAP Results

Non-GAAP diluted earnings per share for the first quarter of fiscal 2007 were $0.30.  This compares with non-GAAP diluted earnings per share of $0.32 reported in the first quarter of fiscal 2006, and non-GAAP diluted earnings per share of $0.33 reported in the fourth quarter of fiscal 2006.  Adobe’s first quarter non-GAAP earnings per share target range was $0.28 to $0.30.

Adobe’s non-GAAP operating income was $222.5 million in the first quarter of fiscal 2007, compared to $252.4 million in the first quarter of fiscal 2006 and $255.8 million in the fourth quarter of fiscal 2006.  As a percent of revenue, non-GAAP operating income in the first quarter of fiscal 2007 was 34.3 percent, compared to 38.5 percent in the first quarter of fiscal 2006 and 37.5 percent in the fourth quarter of fiscal 2006.

Non-GAAP net income was $182.3 million for the first quarter of fiscal 2007, compared to $197.5 million in the first quarter of fiscal 2006, and $198.3 million in the fourth quarter of fiscal 2006.

A reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

Adobe Provides Second Quarter Financial Targets and Reaffirms Fiscal Year 2007 Financial Targets

For the second quarter of fiscal 2007, Adobe announced it is targeting revenue of $700 million to $740 million.  The Company also is targeting a GAAP operating margin of approximately 23 to 25 percent in the second quarter.  On a non-GAAP basis, the Company is targeting a second quarter operating margin of approximately 36 to 37 percent.

In addition, Adobe is targeting its share count to be between 605 million and 607 million shares in the second quarter of fiscal 2007.  The Company also is targeting other income in its second quarter to be approximately $23 million to $24 million, with a GAAP tax rate of approximately 24 to 26 percent and a non-GAAP tax rate of approximately 25 to 27 percent.

These targets lead to a second quarter GAAP earnings per share target range of approximately $0.23 to $0.26.  On a non-GAAP basis, the Company is targeting earnings per share of approximately $0.34 to $0.36.

For fiscal year 2007, Adobe announced it is reaffirming its annual revenue growth target of approximately 15 percent.  The Company also reaffirmed it is targeting a GAAP operating margin of approximately 25 to 27 percent, and a non-GAAP operating margin of approximately 37 to 38 percent.

A reconciliation between GAAP and non-GAAP targets is provided at the end of this press release.

Forward Looking Statements Disclosure

This press release contains forward looking statements, including those related to revenue, operating margin, other income, tax rate, share count and earnings per share, which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: delays in development or shipment of Adobe’s new products or major new versions of existing products, introduction of new products by existing and new competitors, failure to successfully manage transitions to new business models and markets, adverse changes in general economic or political conditions in any of the major countries in which Adobe does business, difficulty in predicting revenue from new businesses, failure to anticipate and develop new products in response to changes in demand for application software, computers, printers, or other non PC-devices, costs related to intellectual property acquisitions, disputes and litigation, inability to protect Adobe’s intellectual property from unauthorized copying, use, disclosure or malicious attack, failure to realize the anticipated benefits of past or future acquisitions and difficulty in integrating such acquisitions, changes to Adobe’s distribution channel, disruption of Adobe’s business due to catastrophic events, interruptions or terminations in Adobe’s relationships with turnkey assemblers, risks associated with international operations, fluctuations in foreign currency exchange rates, changes in, or interpretations of, accounting principles, impairment of Adobe’s goodwill or intangible assets, unanticipated changes in, or interpretations of, Adobe’s effective tax rates, Adobe’s inability to attract and retain key personnel, and market risks associated with Adobe’s equity investments. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings.  The financial information set forth in this press release reflects estimates based on information available at this time.  These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for the first quarter ended March 2, 2007, which the company expects to file in April, 2007.  Adobe does not undertake an obligation to update forward looking statements.

About Adobe Systems Incorporated

Adobe revolutionizes how the world engages with ideas and information — anytime, anywhere, and through any medium.  For more information, visit www.adobe.com.

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© 2007 Adobe Systems Incorporated. All rights reserved. Adobe, Macromedia, and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income

(In thousands, except per share data; unaudited)

	Three Months Ended
	March 2, 2007	March 3, 2006
Revenue:
Products.	$620,298	$636,826
Services and support.	29,109	18,652
Total revenue.	649,407	655,478

Total cost of revenue:
Products	53,815	62,849
Services and support.	18,448	14,897
Total cost of revenue.	72,263	77,746

Gross profit	577,144	577,732

Operating expenses:
Research and development	137,129	137,543
Sales and marketing.	214,678	213,816
General and administrative.	62,583	60,297
Restructuring and other charges	(1,308)	18,984
Amortization of purchased intangibles	17,725	17,112
Total operating expenses.	430,807	447,752

Operating income.	146,337	129,980

Non-operating income, net:
Investment gain (loss)	5,601	(1,265)
Interest and other income.	22,464	15,542
Total non-operating income.	28,065	14,277

Income before income taxes.	174,402	144,257
Income tax provision.	30,551	39,185

Net income.	$143,851	$105,072

Basic net income per share.	$0.24	$0.18

Shares used in computing basic net income per share	587,969	598,451

Diluted net income per share.	$0.24	$0.17

Shares used computing diluted net income per share	604,249	621,839

Condensed Consolidated Balance Sheets

(In thousands, except per share data; unaudited)

	March 2, 2007	December 1, 2006
ASSETS

Current assets:
Cash and cash equivalents	$526,030	$772,500
Short-term investments	1,756,370	1,508,379
Trade receivables, net	304,748	356,815
Other receivables	63,511	51,851
Deferred income taxes	164,264	155,613
Prepaid expenses and other current assets	42,077	39,311
Total current assets	2,857,000	2,884,469

Property and equipment, net	258,899	227,197
Goodwill	2,134,058	2,149,494
Purchased and other intangibles, net	464,338	506,405
Investment in lease receivable	126,800	126,800
Other assets	63,089	68,183

Total assets	$5,904,184	$5,962,548

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade and other payables	$46,867	$55,031
Accrued expenses	270,515	303,550
Accrued restructuring	8,066	10,088
Income taxes payable	190,384	178,368
Deferred revenue	139,692	130,310
Total current liabilities	655,524	677,347

Other long-term liabilities
Deferred revenue	30,847	32,644
Deferred income taxes	78,368	70,715
Accrued restructuring	19,120	21,984
Other long-term liabilities	12,250	7,982

Total liabilities	796,109	810,672

Stockholders’ equity:
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	2,429,251	2,451,610
Retained earnings	3,461,637	3,317,785
Accumulated other comprehensive income	7,103	6,344
Treasury stock at cost, net of re-issuances	(789,977)	(623,924)
Total stockholders’ equity	5,108,075	5,151,876

Total liabilities and stockholders’ equity	$5,904,184	$5,962,548

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	March 2, 2007	March 3, 2006
Cash flows from operating activities:
Net income	$143,851	$105,072
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and accretion	68,488	78,350
Stock-based compensation expense, net of tax	46,285	51,079
Changes in deferred revenue	7,585	12,263
Changes in other operating assets and liabilities	10,144	(70,497)
Non-cash restructuring charges	—	18,984
Net Investment (gains) losses	(5,835)	1,310

Net cash provided by operating activities	270,518	196,561

Cash flows from investing activities:
Purchases of short term investments, net of sales and maturities	(249,540)	(194,112)
Purchases of capital and long term investments, net of sales	(57,215)	(16,856)
Acquisitions, net of cash	(3,094)	478,787

Net cash (used for) provided by investing activities	(309,849)	267,819

Cash flows from financing activities:
Purchases of treasury stock, net of reissuances	(207,435)	(270,104)
Excess tax benefits from stock-based compensation	1,556	18,823
Proceeds from issuance of common stock	—	306

Net cash used for financing activities	(205,879)	(250,975)

Effect of exchange rate changes on cash	(1,260)	963

Net increase (decrease) in cash and cash equivalents	(246,470)	214,368

Cash and cash equivalents at beginning of period	772,500	420,818

Cash and cash equivalents at end of period	$526,030	$635,186

Non-GAAP Results

(In thousands, except per share data)

The following table shows Adobe’s non-GAAP results reconciled to GAAP results included in this release.

	March 2, 2007	March 3, 2006	December 1, 2006

GAAP operating income	$146,337	$129,980	$163,372
SFAS 123R stock-based compensation	24,935	23,031	30,006
Amortization of Macromedia deferred compensation	6,917	23,451	9,505
Restructuring and other charges	(1,308)	18,984	(518)
Amortization of purchased intangibles and incomplete technology	45,644	56,955	53,484
Non-GAAP operating income	$222,525	$252,401	$255,849

GAAP net income	$143,851	$105,072	$183,244
SFAS 123R stock-based compensation, net of tax	18,234	18,220	17,133
Amortization of Macromedia deferred compensation, net of tax	5,058	17,283	5,427
Restructuring and other charges, net of tax	(1,766)	13,991	(296)
Amortization of purchased intangibles and incomplete technology, net of tax	32,908	41,976	30,539
R&D tax benefit, net of tax	(12,330)	—	—
Investment (gain) loss, net of tax	(3,638)	932	(37,672)
Non-GAAP net income	$182,317	$197,474	$198,375

Diluted net income per share:

GAAP net income	$0.24	$0.17	$0.30
SFAS 123R stock-based compensation, net of tax	0.03	0.03	0.03
Amortization of Macromedia deferred compensation, net of tax	0.01	0.03	0.01
Restructuring and other charges, net of tax	0.00	0.02	(0.00)
Amortization of purchased intangibles and incomplete technology, net of tax	0.05	0.07	0.05
R&D tax benefit, net of tax	(0.02)	—	—
Investment (gain) loss, net of tax	(0.01)	0.00	(0.06)
Non-GAAP net income	$0.30	$0.32	$0.33

Shares used computing diluted net income per share	604,249	621,839	602,175

The following table shows the Company’s reconciliation of non-GAAP to GAAP operating expense for the quarters ended March 2, 2007, March 3, 2006, and December 1, 2006.

	March 2, 2007	March 3, 2006	December 1, 2006

GAAP operating expenses	$430,807	$447,752	$439,178
SFAS 123R stock-based compensation	(24,488)	(22,528)	(29,255)
Amortization of Macromedia deferred compensation	(6,194)	(20,902)	(8,372)
Restructuring and other charges	1,308	(18,984)	518
Amortization of purchased intangibles and incomplete technology	(17,725)	(22,912)	(18,762)
Non-GAAP operating expenses	$383,708	$362,426	$383,307

The following table shows the Company’s reconciliation of non-GAAP to GAAP operating margin for the quarter ended March 2, 2007, March 3, 2006, and December 1, 2006.

	March 2, 2007	March 3, 2006	December 1, 2006

GAAP operating margin	22.5%	19.8%	23.9%
SFAS 123R stock-based compensation	3.8	3.5	4.4
Amortization of Macromedia deferred compensation	1.1	3.6	1.4
Restructuring and other charges	(0.2)	2.9	(0.1)
Amortization of purchased intangibles and incomplete technology	7.1	8.7	7.9
Non-GAAP operating margin	34.3%	38.5%	37.5%

The following table shows the Company’s reconciliation of non-GAAP to GAAP effective tax rate for the quarter ended March 2, 2007.

March 2, 2007

GAAP effective income tax rate	17.5%
SFAS 123R stock-based compensation	0.4
Amortization of Macromedia deferred compensation	0.1
Investment gain	(0.1)
R&D tax benefit for carryover of 2006 tax benefit	7.1
Amortization of purchased intangibles and incomplete technology	0.6
Non-GAAP effective income tax rate	25.6%

Second Quarter and Fiscal Year 2007 Non-GAAP Financial Targets

The following tables show Adobe’s non-GAAP financial targets reconciled to GAAP financial targets included in this release.

	Second Quarter Fiscal 2007
	Low	High

GAAP operating margin	23%	25%
Amortization of purchased technology	4	4
Amortization of purchased intangibles	2	2
SFAS 123R stock-based compensation	6	5
Amortization of Macromedia deferred compensation	1	1
Non-GAAP operating margin	36%	37%

Diluted net income per share:

GAAP net income per share	$0.23	$0.26
Amortization of purchased technology	0.03	0.03
Amortization of purchased intangibles	0.02	0.02
SFAS 123R stock-based compensation, net of tax	0.05	0.04
Amortization of Macromedia deferred compensation, net of tax	0.01	0.01
Non-GAAP net income per share	$0.34	$0.36
Shares used in computing diluted net income per share	607.0	605.0

GAAP effective income tax rate	24.0%	26.0%
SFAS 123R stock —based compensation	0.4	0.4
Amortization of Macromedia deferred compensation	0.1	0.1
Investment gain	(0.1)	(0.1)
Amortization of purchased intangibles and incomplete technology	0.6	0.6
Non-GAAP effective income tax rate	25.0%	27.0%

The following table shows Adobe’s non-GAAP operating margin targets reconciled to GAAP operating margin targets included in this release for fiscal year 2007.

	Low	High

GAAP operating margin	25%	27%
Amortization of purchased technology	4	4
Amortization of other intangibles and Macromedia deferred compensation	3	3
Stock-based compensation impact of SFAS 123R	5	4
Non-GAAP operating margin	37%	38%

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures.  Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes.  Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations.  Adobe’s management believes it is useful for itself and investors to review, as applicable,  both GAAP information that includes the stock compensation impact of SFAS 123R, restructuring and other charges, amortization of purchased intangibles and incomplete technology, amortization of Macromedia deferred compensation, investment gains and losses, tax differences related to the timing and deductibility of the Macromedia acquisition and related charges and SFAS 123R stock-based compensation, the net tax impact of the R&D tax benefit, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods.  Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.

For the first quarter of fiscal year 2007 and for fiscal year 2006, Adobe’s GAAP financial information and targets include the stock compensation impact of SFAS 123R, restructuring and other charges, amortization of purchased intangibles and incomplete technology, amortization of Macromedia deferred compensation, and tax differences related to the timing and deductibility of the Macromedia acquisition and related charges and SFAS 123R stock-based compensation and the net tax impact of the R&D tax benefit. Also, in accordance with GAAP, Adobe incurs investment gains and losses from its venture program. These charges are otherwise unrelated to Adobe’s ongoing business operations and are excluded from its non-GAAP financial information and targets.